Commitments and Contingencies	9 Months Ended
Jun. 30, 2026
Disclosure of contingent liabilities [abstract]
Commitments and Contingencies

19. COMMITMENTS AND CONTINGENCIES

Commitments

In the normal course of its business, the Company enters into purchase obligations related to property, plant and equipment and intangible assets that do not meet the criteria for recognition as at period-end as the asset has not been received and/or costs have not been incurred. The Company also enters into certain lease contracts for buildings, equipment, and vehicles, which do not meet the criteria for recognition as a lease liability as at each period-end.

The aggregated commitments as of June 30, 2026 and September 30, 2025 are as follows:

	June 30, 2026	September 30, 2025
Purchase commitments	50,523	43,526
Future lease payments[1]	44,818	6,090
Total	95,341	49,616

[1]Relates to leases not yet commenced to which the Company is committed via signed contracts. This mainly relates to new retail stores following our retail expansion strategy.

Contingencies

The Company is defending an action brought by a French distributor as a result of the termination of a business relationship. The plaintiff's initial claim amounted to €94.7 million. On January 25, 2024, the commercial court of Nancy, France, delivered its ruling in favor of the Company. The plaintiff appealed against the decision of the commercial court of Nancy on March 14, 2024 and filed their briefing and claim with the Paris Court of Appeal on June 14, 2024. The Company filed its briefing in response on November 12, 2024. The plaintiff reduced some of its claims but also introduced a new claim. In appeal, their claims total approximately €41.6 million. This change is mainly because the plaintiff made no claim in the appeal regarding the alleged loss of clientele. A court decision on the appeal is not expected before the end of the fiscal year 2026. The Company has recognized a provision for management’s best estimate of probable cash outflow.